                                              NATIONS GOVERNMENT INCOME
                                                 TERM TRUST 2004, INC.




                                                       A N N U A L
                                                       R E P O R T

                                          For the Year Ended December 31, 1995







                                                               ----------------
                                                                     Nations
                                                               ----------------
                                                               ----------------
                                                                  Government
                                                               ----------------
                                                               ----------------
                                                                 Income Term
                                                               ----------------
                                                               ----------------
                                                                  Trust 2004
                                                               ----------------

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    NOT                          MAY LOSE VALUE
    FDIC-
    INSURED                      NO BANK GUARANTEE

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     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     NATIONSBANK OR ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

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NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

     We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the year ended December 31, 1995, and to share our outlook for the near term.

INVESTMENT OBJECTIVE

     The Company is a closed-end investment company and its shares are traded on the New York Stock Exchange under the symbol "NGF". The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about February 28, 2004.

PORTFOLIO PERFORMANCE

     For the twelve month period ended December 31, 1995, the Company distributed $0.6456 per share to its shareholders.

     As of December 31, 1995, a monthly dividend in the amount of $0.0538 per share was paid. This dividend rate equates to an annualized yield of 6.46% based upon the initial offering price of $10.00 per share and 8.07% based upon the closing market price of $8.00 per share on December 31, 1995.

MARKET ENVIRONMENT

     The past year, 1995, provided welcome relief to the fixed income markets after the trying events of 1994. During the year bond yields as measured by the 10-year Treasury declined over 2% from 7.83% to 5.62%. This favorable market environment was supported by continuing moderate inflation and a period of overall moderate economic growth. The prospects for a long-term plan to lower federal budget deficits was also a key contributor to the drop in rates in the latter part of the year. In this favorable environment the net asset value of the Company appreciated 16.27%.

MARKET OUTLOOK

     While the pronounced volatility of the bond markets over the last two years may continue, we enter 1996 with some optimism. We believe that there are reasonable prospects for interest rates, particularly short-term rates, to decline further. Economic growth continues at a moderate rate. Inflation remains subdued and despite a relatively low level of unemployment, wage rates have not accelerated to a level that would fuel inflation.

CONTRIBUTION IN CONNECTION WITH CLASS ACTION SETTLEMENT

     As was announced in early December, the Company expects to receive a contribution of $11 million, less attorneys' fees, from NationsBank Corporation in connection with the settlement of certain class action lawsuits brought by investors against NationsSecurities and several other NationsBank Corporation affiliates. The Company was not named as a defendant in any of the lawsuits. The entire settlement, including this contribution, is subject to court approval, which is expected to take several more months. Assuming the contribution is received, it will be invested in U.S. Treasury instruments, which will be added to the existing assets of the Company, thereby increasing the net asset value of the Company's shares. All persons who are shareholders of the Company when the contribution is received, including those who purchased their shares in the secondary market, will benefit from this increase, without the need for any action on their part.

CONCLUSION

     The Company continues to pursue its dual objectives of seeking to provide high current income and returning $10 per share to investors upon termination of the Company despite the potential continuing volatility of the markets.

Sincerely,
[SIGNATURE]
Mark H. Williamson
President
December 31, 1995

Nations Government Income Term Trust 2004, Inc.
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   SCHEDULE OF INVESTMENTS                                     DECEMBER 31, 1995
--------------------------------------------------------------------------------

PRINCIPAL                                                                            VALUE
  AMOUNT                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES -- 85.0%
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 26.6%
             Multiclass:
$3,585,198      Series 1489 VB, CMO, Inverse Floater, 9.214% due 10/15/07**........  $ 3,306,091
 4,000,000      Series 1544 SA, CMO, TAC, Inverse Floater,
                    9.242% due 07/15/08**..........................................    3,717,720
 1,861,171      Series 1550 SD, CMO, TAC, Inverse Floater, 9.628% due 07/15/08**...    1,569,860
 5,115,354      Series 1693 SC, CMO, TAC, Inverse Floater,
                    10.050% due 03/15/09**.........................................    3,899,025
10,000,000      Series 1720 E, CMO, VADM, 7.500% due 12/15/09......................   10,192,100
 6,563,096      Series 1688 M, CMO, SEQ, 6.000% due 08/15/13.......................    6,329,778
 2,936,000      Series 1437 W, CMO, PAC, Inverse Floater,
                    11.739% due 11/15/19**.........................................    2,680,774
 1,590,830      Series 1644 NB, PAC, Inverse Floater, 14.069% due 12/15/23**.......    1,389,288
                                                                                     -----------
                                                                                      33,084,636
                                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 50.7%
             REMIC:
10,000,000      Certificate 93-12 ED, CMO, VADM, 7.500% due 02/25/06...............   10,493,600
10,000,000      Certificate 92-193 SD, 7.000% due 11/25/07.........................   10,334,700
 3,774,421      Certificate 93-214 SP, CMO, PAC, Inverse Floater,
                    9.037% due 12/25/08**..........................................    3,410,793
 1,751,414      Certificate 93-231 SA, CMO, Inverse Floater,
                    8.265% due 12/25/08**..........................................    1,574,749
10,000,000      Certificate 94-82 B, CMO, TAC, 8.000% due 03/25/17.................   10,614,600
10,000,000      Certificate 93-2 G, CMO, PAC, 7.000% due 01/25/18..................   10,151,700
 4,157,773      Certificate 91-162 SA, PAC, Inverse Floater,
                    9.764% due 04/25/20**..........................................    4,207,999
 2,305,433      Certificate 93-165 SO, TAC, Inverse Floater, 9.731% due
                  11/25/20**.......................................................    2,080,815
 5,692,729      Certificate 93-247 SK, CMO, TAC, Inverse Floater,
                    9.527% due 02/25/23**..........................................    5,815,863
 3,201,889       Certificate 93-179 SG, TAC, Inverse Floater,
                    9.463% due 10/25/23**..........................................    2,890,761
 1,779,223      Certificate 93-202 VB, PAC, Inverse Floater,
                    12.535% due 11/25/23**.........................................    1,489,458
                                                                                     -----------
                                                                                      63,065,038
                                                                                     -----------
             OTHER -- 7.7%
 5,000,000   General Electric Capital Mortgage Services Inc., CMO, TAC,
               Series 1994-13, Class A-8, 6.500% due 04/25/24...................       4,864,550
 4,730,303   Residential Funding Mortgage, CMO, TAC,
               Series 1993-S48, Class A-8, 6.500% due 12/25/08..................       4,731,249
                                                                                     -----------
                                                                                       9,595,799
                                                                                    ------------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $102,370,173)...............     105,745,473
                                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
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   SCHEDULE OF INVESTMENTS (CONTINUED)                         DECEMBER 31, 1995
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PRINCIPAL                                                                            VALUE
  AMOUNT                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------

MUNICIPAL BONDS -- 10.0%
$3,340,000   Conroe, Texas, Independent School District,
               5.500% due 02/01/04***...........................................  $ 2,259,577
 2,000,000   Kentucky State Turnpike Authority, Development Revenue,
               5.034% due 01/01/04***...........................................    1,378,300
 2,080,000   Lower Colorado River Authority, Texas, Series B,
               5.450% due 01/01/04***...........................................    1,443,000
 2,500,000   San Antonio, Texas, Electric and Gas Revenue,
               5.037% due 02/01/04***...........................................    1,691,300
 3,165,000   Texas State Capital Appreciation,
               5.160% due 04/01/04***...........................................    2,124,032
 3,845,000   University of Illinois, Revenue Auxiliary,
               5.050% due 04/01/04***...........................................    2,578,303
 1,500,000   Washington State Public Power Supply,
               5.300% due 07/01/04***...........................................      989,625
                                                                                  -----------
             TOTAL MUNICIPAL BONDS (Cost $12,112,216)...........................   12,464,137
                                                                                  ===========
U.S. TREASURY STRIP -- 4.4% (Cost $5,262,373)
 7,500,000   Interest Only, 5.989% due 11/15/01+................................    5,472,525
                                                                                  ===========
TOTAL INVESTMENTS (Cost $119,744,762*).................................    99.4%  123,682,135
OTHER ASSETS AND LIABILITIES (NET).....................................     0.6       705,900
                                                                          -----   -----------
NET ASSETS.............................................................   100.0%  $124,388,035
                                                                          =====   ============

---------------

  * Aggregate cost for Federal tax purposes was $119,771,557.
 ** Current coupon rate at December 31, 1995.
*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.
  + The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:

CMO     Collateralized Mortgage Obligation
PAC     Planned Amortization Class
REMIC   Real Estate Mortgage Investment Conduit
SEQ     Sequential Payment Class
TAC     Targeted Amortization Class
VADM    Very Accurately Defined Maturity

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
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   STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1995
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ASSETS:
     Investments, at value (Cost $119,744,762) (Note 1)
       See accompanying schedule................................                   $123,682,135
     Cash.......................................................                        157,411
     Interest receivable........................................                        469,904
     Receivable from investment adviser.........................                        161,823
     Prepaid expenses...........................................                         16,888
     Unamortized organization costs (Note 5)....................                          5,700
                                                                                   ------------
          Total Assets..........................................                    124,493,861
LIABILITIES:
     Accrued legal and audit fees payable.......................    $   49,588
     Transfer agent fees payable (Note 2).......................        28,774
     Accrued shareholder reports expense........................         8,561
     Custodian fees payable.....................................         8,437
     Administration fee payable (Note 2)........................         4,167
     Accrued Directors' fees and expenses (Note 2)..............         2,514
     Accrued expenses and other payables........................         3,785
                                                                    ----------
          Total Liabilities.....................................                        105,826
                                                                                   ------------
NET ASSETS......................................................                   $124,388,035
                                                                                   ============
NET ASSETS consist of: (Note 7)
     Accumulated net realized loss on investments sold..........                   $(12,362,910)
     Net unrealized appreciation of investments.................                      3,937,373
     Common Stock at par value (Note 4).........................                         14,041
     Paid-in capital in excess of par value.....................                    132,799,531
                                                                                   ------------
          Total Net Assets......................................                   $124,388,035
                                                                                   ============
NET ASSET VALUE PER SHARE:
  ($124,388,035 / 14,040,666 shares of common stock
     outstanding)...............................................                          $8.86
                                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
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   STATEMENT OF OPERATIONS
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FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
     Interest....................................................                   $ 9,973,610
                                                                                    -----------
EXPENSES:
     Investment advisory fee (Note 2)............................    $  585,190
     Administration fee (Note 2).................................       292,595
     Legal and audit fees........................................       188,707
     Transfer agent fees (Note 2)................................       133,340
     Custodian fees (Note 2).....................................        25,048
     Directors' fees and expenses (Note 2).......................        12,038
     Amortization of organization costs (Note 5).................         1,800
     Other.......................................................        34,523
                                                                     ----------
                                                                      1,273,241
     Fees waived and expenses reimbursed by investment
       adviser and administrator (Note 2)........................      (603,348)
     Fees reduced by credits allowed by the custodian (Note 2)...       (16,541)
                                                                     ----------
          Total Expenses.........................................                       653,352
                                                                                    -----------
NET INVESTMENT INCOME............................................                     9,320,258
                                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (NOTES 1 AND 3):
     Net realized gain on investments sold during the year.......                     3,686,058
     Net change in unrealized appreciation/depreciation of
       investments during the year...............................                    13,470,219
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................                    17,156,277
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                   $26,476,535
                                                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
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   STATEMENT OF CHANGES IN NET ASSETS
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                                                                       YEAR         PERIOD
                                                                       ENDED         ENDED
                                                                     12/31/95      12/31/94*
                                                                    -------------------------
Net investment income.............................................  $ 9,320,258   $ 7,899,254
Net realized gain/(loss) on investments sold during the year......    3,686,058   (16,131,758)
Net unrealized appreciation/depreciation on investments during the
  year............................................................   13,470,219    (9,532,846)
                                                                    -----------   -----------
Net increase/(decrease) in net assets resulting from operations...   26,476,535   (17,765,350)
Distributions to shareholders from net investment income..........   (8,941,274)   (7,694,103)
Distribution in excess of net investment income...................     (121,758)           --
Net increase in net assets from Company share transactions (Note
  4)..............................................................       34,702   132,299,274
                                                                    -----------   -----------
Net increase in net assets........................................   17,448,205   106,839,821
NET ASSETS:
Beginning of year.................................................  106,939,830       100,009
                                                                    -----------   -----------
End of year (including undistributed net investment income of $0 and $205,151, respectively).....................................  $124,388,035  $106,939,830
                                                                    ===========   ===========

---------------

* The Nations Government Income Term Trust 2004, Inc. commenced operations on February 28, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
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   FINANCIAL HIGHLIGHTS
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FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                           YEAR         PERIOD
                                                                           ENDED        ENDED
                                                                         12/31/95      12/31/94*
                                                                         ---------     --------
Operating performance:
Net asset value, beginning of year.....................................      $7.62       $ 9.45#
                                                                         ---------     --------
Net investment income..................................................       0.66         0.57
Net realized and unrealized gain/(loss) on investments.................       1.23        (1.85)
                                                                         ---------     --------
Net increase/(decrease) in net assets resulting from investment
  operations...........................................................       1.89        (1.28)
Distributions:
Dividends from net investment income...................................      (0.64)       (0.55)
Distributions in excess of net investment income.......................      (0.01)          --
                                                                         ---------     --------
Total distributions....................................................      (0.65)       (0.55)
                                                                         ---------     --------
Net asset value, end of year...........................................      $8.86       $ 7.62
                                                                         =========     ========
Market value, end of year..............................................     $8.000       $6.875
                                                                         =========     ========
Total return++.........................................................      26.29%      (22.12)%
                                                                         =========     ========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).....................................  $ 124,388     $106,940
Ratio of operating expenses to average net assets......................       0.56%        0.95%+
Ratio of net investment income to average net assets...................       7.97%        8.27%+
Portfolio turnover rate................................................         88%         259%
Ratio of operating expenses to average net assets without fees reduced
  by credits allowed by the custodian..................................       0.57%(a)       --
Ratio of operating expenses to average net assets without waivers, reimbursements and/or fees reduced by credits allowed by the
  custodian............................................................       1.09%         N/A
Net investment income per share without waivers, reimbursements and/or
  fees reduced by credits allowed by the custodian.....................  $    0.62          N/A

---------------

 * The Nations Government Income Term Trust 2004, Inc. commenced operations on February 28, 1994.
 +   Annualized.
++ Total return represents aggregate total return for the period based on market value at period end.
 #   Initial offering price net of sales commissions of $0.55 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
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   NOTES TO FINANCIAL STATEMENTS                               DECEMBER 31, 1995
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1.  SIGNIFICANT ACCOUNTING POLICIES.

     Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993 and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The policies described below are followed by the Company in the preparation of its financial statements and are in accordance with generally accepted accounting principles.

     Portfolio Valuation: The Company's securities are valued using broker quotations or on the basis of prices provided by a pricing service. Certain securities are valued using broker quotations which are based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly effected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Dollar Roll Transactions: The Company may enter into dollar roll transactions with financial institutions. Dollar roll transactions consist of the sale by the Company of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Company is paid a fee as consideration for entering into the commitment to purchase. This fee is accrued as income over the life of the dollar roll contract. If the broker/dealer to whom the Company sells the security becomes insolvent, the Company's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Company is required to repurchase may be worth less than the security that the Company originally held, and the return earned by the Company with the proceeds of a dollar roll may not exceed transaction costs.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. The Company establishes a segregated account with its custodian bank in which it will maintain cash or U.S. government securities or other high grade debt securities equal in value to its commitments for such securities. Realized gains or losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments under the yield to maturity method, is earned from settlement date and is recorded on the accrual basis. Discount on zero coupon securities is accreted under the effective yield method.

     Inverse Floating Rate Obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much greater than other debt securities because of the inverse floater's multiple to the index.

     Dividend and Distributions to Shareholders: It is the policy of the Company to pay monthly distributions from net investment income to shareholders. The Company expects to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution,

Nations Government Income Term Trust 2004, Inc.
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   NOTES TO FINANCIAL STATEMENTS (CONTINUED)                   DECEMBER 31, 1995
--------------------------------------------------------------------------------

income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences incurred through the year ended December 31, 1995, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease to undistributed net investment income of $462,377, an increase to accumulated realized gains of $82,790 and an increase to paid-in capital of $379,587.

     Federal Income Taxes: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NationsBank, N.A. ("NationsBank"), as successor to NationsBank of North Carolina, N.A., a wholly owned subsidiary of NationsBank Corporation. Under the terms of the Advisory Agreement, the Company pays NationsBank a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended December 31, 1995, NationsBank voluntarily waived fees of $313,920 and reimbursed expenses of $161,823.

     Pursuant to an administration agreement (the "Administration Agreement") with NationsBank, the Company has retained NationsBank, subject to review by the Company's Board of Directors, to supervise the overall day-to-day operations of the Company (in addition to rendering investment advice) and provide various types of administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. In addition, NationsBank pays the salaries of all personnel, including officers of the Company, who are employees of NationsBank.

     As full compensation for the administrative services furnished to the Company and expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% to the Company's average weekly net assets. For the year ended December 31, 1995, NationsBank voluntarily waived fees of $127,605.

     NationsBank has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., formerly known as The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, Inc., (the "Sub-Administrator"), pursuant to which the Sub-Administrator provides certain administrative services in support of the operations of the Company. The fees of the Sub-Administrator are paid by NationsBank out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

     No officer, director or employee of NationsBank, or any affiliate thereof, receives any compensation from the Company for serving as a Director or officer of the Company. The Company pays each Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)                   DECEMBER 31, 1995
--------------------------------------------------------------------------------

     Boston Safe Deposit and Trust Company ("Boston Safe") serves as the custodian of the Company's assets. The Company accrues a credit on daily cash balances held at Boston Safe. The earnings credit is applied to the monthly custody fee. For the year ended December 31, 1995, the earnings credit was $16,541.

     First Data Investor Services Group, Inc. serves as the transfer agent and dividend disbursing agent for the Company.

3.  SECURITIES TRANSACTIONS.

     For the year ended December 31, 1995, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $102,598,617 and $102,941,173, respectively.

     At December 31, 1995, gross unrealized appreciation and depreciation for tax purposes was $4,221,200 and $310,622, respectively.

4.  COMMON STOCK.

     At December 31, 1995, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Company sold a total of 13,748,939 shares of common stock in the initial public offering. Proceeds to the Company, before the expenditures of underwriting commissions of $7,561,916, of which $5,365,844 and $2,169,792 was paid to Stephens Inc. and to NationsSecurities, respectively amounted to $137,489,390. These expenditures have been charged against paid-in capital.

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the year ended December 31, 1995, the Company did not repurchase shares of its common stock in the open market.

     Common stock transactions were as follows:

                                                          YEAR ENDED            PERIOD ENDED
                                                           12/31/95              12/31/94*+
                                                       ----------------   -------------------------
                                                       SHARES   AMOUNT      SHARES        AMOUNT
                                                       ----------------   -------------------------
Initial public offering..............................     --         --   13,748,939   $129,927,474
Sold.................................................     --         --           --             --
Issued as reinvestment of dividends..................  4,209    $34,702      276,935      2,371,800
                                                       ------   -------   ----------   ------------
Total increase.......................................  4,209    $34,702   14,025,874   $132,299,274
                                                       ======   =======   ==========   ============

---------------

* The Company commenced operations on February 28, 1994.
+ On February 9, 1994, the Company sold a total of 10,583 shares of common stock to Stephens Inc. Proceeds to the Company amounted to $100,009. On February 28, 1994, the Fund commenced selling shares to the public.

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)                   DECEMBER 31, 1995
--------------------------------------------------------------------------------

6.  CAPITAL LOSS CARRYFORWARD.

     As of December 31, 1995, the Company had available for Federal income tax purposes a capital loss carryforward of $12,389,705 expiring in the year 2002.

7.  CONTINGENCY.

     The Company expects to receive approximately $11 million, less attorneys' fees, from NationsBank Corporation in connection with the proposed settlement of certain class action lawsuits brought by investors against NationsSecurities and several other affiliates of NationsBank Corporation. The Company was not named as a defendant in any of the lawsuits. The entire settlement is subject to court approval.

8.  QUARTERLY RESULTS OF OPERATIONS. (UNAUDITED)

     The following is a summary of quarterly results of operations:

                                                                                                                 NET
                                                                                                        INCREASE/(DECREASE)
                                                                                NET REALIZED AND           IN NET ASSETS
                                INVESTMENT             NET INVESTMENT        UNREALIZED GAIN/(LOSS)         RESULTING FROM
                                  INCOME                   INCOME                ON INVESTMENTS               OPERATIONS
                          ----------------------   ----------------------   ------------------------   ------------------------
     QUARTER ENDED          TOTAL      PER SHARE     TOTAL      PER SHARE      TOTAL       PER SHARE      TOTAL       PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
March 31, 1994..........  $  722,516     $0.05     $  619,182     $0.04     $(11,820,584)   $ (0.85)   $(11,201,402)   $ (0.81)
June 30, 1994...........   2,464,467      0.18      2,190,685      0.16       (7,333,921)     (0.53)     (5,143,236)     (0.37)
September 30, 1994......   2,898,167      0.21      2,626,182      0.19       (2,221,600)     (0.16)        404,582       0.03
December 31, 1994.......   2,722,374      0.19      2,463,205      0.18       (4,288,499)     (0.31)     (1,825,294)     (0.13)
                          ----------   ---------   ----------   ---------   ------------   ---------   ------------   ---------
Total...................  $8,807,524     $0.63     $7,899,254     $0.57     $(25,664,604)   $ (1.85)   $(17,765,350)   $ (1.28)
                           =========    ======      =========    ======      ===========      =====     ===========     ======
March 31, 1995..........  $2,634,640     $0.19     $2,378,659     $0.17     $  4,773,128    $  0.34    $  7,151,787    $  0.51
June 30, 1995...........   2,536,193      0.18      2,270,071      0.16        8,503,030       0.60      10,773,101       0.76
September 30, 1995......   2,417,340      0.17      2,332,463      0.16         (294,537)     (0.01)      2,037,926       0.15
December 31, 1995.......   2,385,437      0.17      2,339,065      0.17        4,174,656       0.30       6,513,721       0.47
                          ----------   ---------   ----------   ---------   ------------   ---------   ------------   ---------
Total...................  $9,973,610     $0.71     $9,320,258     $0.66     $ 17,156,277    $  1.23    $ 26,476,535    $  1.89
                           =========    ======      =========    ======      ===========      =====     ===========     ======

9.  SUBSEQUENT EVENT.

     Effective January 1, 1996, NationsBanc Advisors, Inc. ("NBAI") will become the investment adviser to the Company. Also effective January 1, 1996, TradeStreet Investment Associates, Inc. ("TradeStreet") will become the sub-adviser to the Company. Both NBAI and TradeStreet are indirect wholly owned subsidiaries of NationsBank. There will be no change in advisory fees paid by the Company.

Nations Government Income Term Trust 2004, Inc.
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   REPORT OF INDEPENDENT ACCOUNTANTS
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TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2004, Inc. (the "Company") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period February 28, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 16, 1996

Nations Government Income Term Trust 2004, Inc.
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   DIVIDEND REINVESTMENT PLAN
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THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have instructed First Data Investor Services Group, Inc. (the "Plan Agent"), acting as agent for each participant in the Plan, in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data Investor Services Group, Inc. as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN (CONTINUED)
--------------------------------------------------------------------------------

the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may in its discretion issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

Nations Government Income Term Trust 2004, Inc.
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   STOCK REPURCHASE PROGRAM AND ANNUAL MEETING OF STOCKHOLDERS
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STOCK REPURCHASE PROGRAM

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount.

ANNUAL MEETING OF STOCKHOLDERS

     On September 29, 1995, the Company held its Annual Meeting of Stockholders in Charlotte, North Carolina. William H. Grigg was elected as a director of the Company, with a term to expire in 1998, by the following votes: 9,805,574.398 For, and 104,393.435 withheld. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountant for the fiscal year ending December 31, 1995, was ratified by the following votes: 9,717,832.634 For, 49,469.104 Against, and 142,660.095
Abstaining.

                                                ------------
PO Box 34602                                     BULK RATE
Charlotte, NC 28234-4602                        U.S. POSTAGE
Toll Free 1-800-982-2271                            PAID
                                                 BOSTON, MA
                                                 PERMIT NO.
                                                   54201
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AR1-12/95